Exhibit 10.1

Execution Copy

SUBLEASE TERMINATION AGREEMENT

This SUBLEASE TERMINATION AGREEMENT (the “Termination Agreement”) is dated as of November 8, 2017 (the “Effective Date”) by and between CIMPRESS USA INCORPORATED, a Delaware corporation (“Sublandlord”) and CHIASMA, INC., a Delaware corporation (“Subtenant”).

RECITALS

WHEREAS, Sublandlord and Subtenant are parties to that certain Sublease dated as of November 20, 2015, as affected by that certain Consent to Sublease dated as of November 20, 2015 (the “Consent”) by and between Sublandlord, as tenant, Subtenant, as subtenant, and 275 Wyman LLC, a Delaware limited liability company (“Prime Landlord”), as landlord (as so affected, the “Sublease”), for premises comprising 24,000 rentable square feet of space 275 Wyman Street, Waltham, Massachusetts (the “Sublease Premises”);

WHEREAS the Sublease by its terms would have expired on March 31, 2023; and

WHEREAS, Sublandlord and Subtenant desire to amend the Sublease, on the terms and conditions provided herein, to accelerate the expiration date of the term of the Sublease from March 31, 2023 to December 1, 2017.

AGREEMENT

NOW, THEREFORE, in consideration of ten dollars ($10.00), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Sublandlord and Subtenant hereby agree as follows:

1.    Defined Terms. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the sublease.

2.    Term. Notwithstanding any provision of the Sublease to the contrary, Sublandlord and Subtenant agree that the Sublease Term shall expire on December 1, 2017 (the “Accelerated Expiration Date”) as if the Accelerated Expiration Date were the original Sublease Term expiration date set forth in the Sublease. Subtenant shall have no option to extend the Sublease Term, and all references to term extension options in Section 20 and elsewhere in the Sublease are hereby deleted; provided, however, that Sublandlord shall have the right and option, exercisable by notice to Subtenant, to cancel this Termination Agreement and make the same void and of no force or effect if (a) Subtenant is in default under the Sublease beyond applicable notice and cure periods at any time from and after the date hereof, or (b) Subtenant fails to perform its obligations under Section 3 hereof.

3.    Payments and Surrender. Subtenant shall pay to Sublandlord, within two (2) business days from the later to occur of (i) Subtenant’s receipt of the Prime Landlord’s Consent (as hereinafter defined), and (ii) execution and delivery by Subtenant and Sublandlord of this Termination Agreement, the amount of $1,000,000.00, as consideration for Sublandlord’s permitting the early termination of the Sublease. Subtenant shall surrender and yield up the Sublease Premises in “broom clean” condition, free of all occupants and personal property and otherwise in substantially the same condition as exists on the Effective Date hereof. Notwithstanding anything to the contrary contained in the Sublease, the parties hereby agree that Sublandlord shall be solely responsible, at Sublandlord’s sole cost and expense, for the removal and restoration of the two (2) UPS Units and the rooftop condenser and associated refrigerant piping (collectively, the “Required Removables”) which is required pursuant to Exhibit C of the Consent, and that Subtenant shall have no further responsibility for the removal or reimbursement for the removal of the Required Removables. In the event the Prime Landlord brings a claim or demand as against Subtenant for any liabilities associated with the Required Removables, Sublandlord agrees to indemnify Subtenant and the Subtenant Released Parties from and against all claims, demands and liabilities associated with the same. Subtenant hereby agrees that all of the furniture listed on Exhibit A shall remain in the Subleased Premises upon the termination of the Sublease. On or before the Accelerated Expiration Date, Subtenant agrees to provide Sublandlord with an executed bill of sale in the form attached hereto as Exhibit A-1 for that furniture listed on Exhibit A.

4.    Claims; Security Deposit. Sublandlord and Subtenant hereby each acknowledge and agree that each has no claim or demand against the other of any kind or nature. Notwithstanding the foregoing, Sublandlord and Subtenant agree that Subtenant’s security deposit under Section 16 of the Sublease in the original amount of $450,000.00 shall be returned to Subtenant in full within ten (10) days after Subtenant vacates the Subleased Premises.

5.    Holdover. Sublandlord and Subtenant hereby agree that, if Subtenant holds over in the Subleased Premises beyond December 1, 2017, the holdover terms of Section 5.1.10 of the Prime Lease shall apply, except that: (a) the holdover rate shall be 400% of the rate of monthly Annual Fixed Rent and additional rent instead of 150%, as specified in the Prime Lease, and (b) Subtenant shall be liable to Sublandlord for all direct damages if Subtenant holds over for more than fifteen (15) days instead of three (3) months, as specified in the Prime Lease.

6.    Release of Sublandlord. Subject to the timely performance of all covenants of Sublandlord to Subtenant under this Termination Agreement and Sublandlord’s obligations under the Sublease from the date of this Termination Agreement through the Accelerated Expiration Date, Subtenant for itself, its officers, directors, shareholders, affiliates, employees, agents, partners, successors and assigns hereby remises, releases and forever discharges the Sublandlord, its members, affiliates, employees, agents, successors and assigns (the “Sublandlord Released Parties”) of, from and against all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, warranties, agreements, damages, and any and all claims, demands and liabilities whatsoever of every name and nature, both at law and in equity, against the Sublandlord Released Parties which the undersigned now has or ever had with respect to the Sublease or the Sublease Premises. This paragraph shall extend to any claim or claims of any nature whatsoever (except with respect to Sublandlord’s indemnification and obligations in Paragraphs 3 and 4 hereof) past or present, known or unknown, Subtenant has or may have against the Sublandlord Released Parties with respect to the Sublease or the Sublease Premises.

7.    Release of Subtenant. Subject to the timely performance of all covenants of Subtenant to Sublandlord under this Termination Agreement and Subtenant’s obligations under the Sublease from the date of this Termination Agreement through the Accelerated Expiration Date, Sublandlord, for itself, its members, affiliates, employees, agents, successors and assigns, hereby remises, releases and forever discharges Subtenant, its officers, directors, shareholders, affiliates, employees, agents, successors and assigns (the “Subtenant Released Parties”) of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, warranties, agreements, damages and any and all claims, demands and liabilities whatsoever of every kind and nature, both at law and in equity, against the Subtenant Released Parties which Sublandlord now has or ever had with respect to the Sublease or the Sublease Premises. This paragraph shall extend to any claim or claims of any nature whatsoever (except with respect to Subtenant’s obligations in Paragraph 5 hereof) past or present, known or unknown, Sublandlord has or may have against the Subtenant Released Parties with respect to the Sublease or the Sublease Premises.

8.    Binding Agreement; Successors. This document shall become effective and binding only upon the execution and delivery of (i) this Termination Agreement by both Sublandlord and Subtenant, and (ii) the consent by Prime Landlord to this Termination Agreement in a form reasonably acceptable to Sublandlord and Subtenant (the “Prime Landlord’s Consent”). Subtenant acknowledges that Prime Landlord’s Consent will not include a release of Subtenant by Prime Landlord. Notwithstanding anything to the contrary contained herein, in the event the Prime Landlord’s Consent has not been received within twelve (12) days after Subtenant’s execution of this Termination Agreement, Subtenant may elect to terminate this Termination Agreement by notice to Sublandlord prior to the earlier of (a) the date that is ten (10) days after the expiration of such twelve (12) day period and (b) receipt of Prime Landlord’s Consent. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

9.    Counterparts. This Termination Agreement may be executed in several counterparts and by each party as a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Sublandlord and Subtenant each warrant to the other that the person or persons executing this Termination Agreement on its behalf has or have authority to do so and that such execution has fully obligated and bound such party to all terms and provisions of this Termination Agreement.

10.    Ratification. Except as specified herein, all terms, covenants and conditions of the Sublease as heretofore in effect shall remain in full force and effect and are hereby ratified and confirmed in all respects.

IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Termination Agreement under seal as of the date first above written.

SUBLANDLORD:

CIMPRESS USA INCORPORATED

By:	/s/ Albert Plans
Name:	Albert Plans
Title:	Jr. Director, RE & ES

SUBTENANT:

CHIASMA, INC.

By:	/s/ Drew Enamait
Name:	Drew Enamait
Title:	VP Finance

JOINDER

The undersigned, 275 Wyman LLC, a Delaware limited liability company, hereby joins in the execution of this Sublease Termination Agreement for the sole purpose of consenting to the termination, pursuant to Section 9 of the Consent to Sublease by and among Prime Landlord, Sublandlord and Subtenant, dated as of November 20, 2015.

PRIME LANDLORD:

275 WYMAN LLC, a Delaware limited liability company

By:	/s/ Thomas M. Dusel
Name:	Thomas M. Dusel
Title:	Manager

EXHIBIT A

FURNITURE

[Attached]

FURNITURE INVENTORY – 275 WYMAN STREET - Updated 10/20/17

Qty	Description	Note:
1	reception desk	29 private office
8 guest cubes
30	2-drawer lateral filing cabinet	28 private cubes
	(1) reception	20 collaborative cubes
(29) private offices

31	3-drawer file pedestal
(31) private offices

56	closets
(28) private cubes
(8) guest cubes
(20) collaborative cubes

29	desk set-up (private offices)

112	work surfaces
(84) 3 surface per cube (private cubes)
(8) 1 surface per cube (guest cubes)
(20) 1 surface per cube (colaborative cubes)

33	mounted shelving unit (private offices)

28	2-shelf unit (private cubes)

77	2-drawer lateral filing cabinets
(28) private cubes (30”/18”/28”)
(29) private office (30”/18”/28”)
(20) collaborative cubes (30”/18”/22”) one file drawer; one shallow drawer

20	1 cushioned seat w/ drawer in bottom (collaborative cubes)

3	mail sorters
(1) 48” wide mail sorter
(1) 24” corner unit mail sorter
(1) 60” mail sorter

3	bases/surfaces for mail sorters and counter space
(2) 70” x 24
(1) 90” x 24”

3	work surface
(1) 60” x 24” (print room by back door)
(2) ~90” x 24” & ~78” x 24” V-shaped (file/print room)

4	2-door under counter storage cabinet

9	36” round task table on wheels
(7) in cubes
(1) ‘beach’
(1) CEO office

121	Rikka Buzz task office/conference room chairs
(29) offices
(56) cubes
(36) conference room

58	Melo guest office chairs

2	hedge w/ 10” laminate surface

8	scooch stools (in open areas)

17	Sienna armed chair in burnt orange

4	round coffee table, white
(1) ‘beach’
(1) hedge
(1) conference waiting
(1) reception

2	round end tables, white
(2) ‘beach’

28	Caboodle nesting chairs with casters “training room”

14	ganging conference room tables w/ electrical connections 6’x2’ “training room”

4	conference room tables
(1) 7’ - Peaks
(1) 8’ - Block
(2) 10’ - Rogue Spectacle

1	high standing area surface meant for standing meetings

3	mini, mounted computers behind TVs

6	TVs / Screens
(1) 50” - Hog
(3) 65” - Reception, Peaks, Block
(1) 84” - Martha’s Vinyard
(1) 94” - Mounted drop down screen - Nantucket

1	Epson projector - Nantucket

9	conference room scheduling tablet, wall mounted

4	credenzas 6’x2’ (Spectacle, Rogue, Peak & Block conf. rms.)

2	storage racks 24”x77” with shelves

2	server racks

4	café tables
(2) 42”x42”
(2) 30”x60”

16	café chairs

1	kitchen island

4	high kitchen stools

1	full size refrigerators (kitchen)

1	under-counter refrigerator (mother’s room)

4	Miscellaneous chairs

Notes:	All offices and conference rooms have wall talkers – white boards that are painted on the wall

EXHIBIT A-1

BILL OF SALE

Chiasma, Inc., a Delaware corporation (“Seller”), for good and valuable consideration of ten dollars ($10.00) paid by Cimpress USA Incorporated, a Delaware corporation (“Buyer”), the receipt and sufficiency of which are hereby acknowledged, does hereby grant, bargain and sell to Buyer, its successors and assigns, the items of personal property listed on Schedule Personal Property attached hereto (collectively, the “Conveyed Personal Property”).

To have and to hold all and singular the personal property to the said Buyer, its successors and assigns, to their own use, forever.

And Seller hereby covenants that it is the lawful owner of the Conveyed Personal Property; that the Conveyed Personal Property is free from all encumbrances; that it has the right to sell the Conveyed Personal Property as aforesaid; and that it will warrant and defend the same against the lawful claims and demands of all persons. No other warranty or representation of any kind is provided with respect to the Conveyed Personal Property.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale effective as of the      day of                 , 2017.

CHIASMA, INC.

By:
Name:
Title:

Personal Property Schedule

[Attached]

FURNITURE INVENTORY – 275 WYMAN STREET - Updated 10/20/17

Qty	Description	Note:
1	reception desk	29 private office
8 guest cubes
30	2-drawer lateral filing cabinet	28 private cubes
	(1) reception	20 collaborative cubes
(29) private offices

31	3-drawer file pedestal
(31) private offices

56	closets
(28) private cubes
(8) guest cubes
(20) collaborative cubes

29	desk set-up (private offices)

112	work surfaces
(84) 3 surface per cube (private cubes)
(8) 1 surface per cube (guest cubes)
(20) 1 surface per cube (colaborative cubes)

33	mounted shelving unit (private offices)

28	2-shelf unit (private cubes)

77	2-drawer lateral filing cabinets
(28) private cubes (30”/18”/28”)
(29) private office (30”/18”/28”)
(20) collaborative cubes (30”/18”/22”) one file drawer; one shallow drawer

20	1 cushioned seat w/ drawer in bottom (collaborative cubes)

3	mail sorters
(1) 48” wide mail sorter
(1) 24” corner unit mail sorter
(1) 60” mail sorter

3	bases/surfaces for mail sorters and counter space
(2) 70” x 24
(1) 90” x 24”

3	work surface
(1) 60” x 24” (print room by back door)
(2) ~90” x 24” & ~78” x 24” V-shaped (file/print room)

4	2-door under counter storage cabinet

9	36” round task table on wheels
(7) in cubes
(1) ‘beach’
(1) CEO office

121	Rikka Buzz task office/conference room chairs
(29) offices
(56) cubes
(36) conference room

58	Melo guest office chairs

2	hedge w/ 10” laminate surface

8	scooch stools (in open areas)

17	Sienna armed chair in burnt orange

4	round coffee table, white
(1) ‘beach’
(1) hedge
(1) conference waiting
(1) reception

2	round end tables, white
(2) ‘beach’

28	Caboodle nesting chairs with casters “training room”

14	ganging conference room tables w/ electrical connections 6’x2’ “training room”

4	conference room tables
(1) 7’ - Peaks
(1) 8’ - Block
(2) 10’ - Rogue Spectacle

1	high standing area surface meant for standing meetings

3	mini, mounted computers behind TVs

6	TVs / Screens
(1) 50” - Hog
(3) 65” - Reception, Peaks, Block
(1) 84” - Martha’s Vinyard
(1) 94” - Mounted drop down screen - Nantucket

1	Epson projector - Nantucket

9	conference room scheduling tablet, wall mounted

4	credenzas 6’x2’ (Spectacle, Rogue, Peak & Block conf. rms.)

2	storage racks 24”x77” with shelves

2	server racks

4	café tables
(2) 42”x42”
(2) 30”x60”

16	café chairs

1	kitchen island

4	high kitchen stools

1	full size refrigerators (kitchen)

1	under-counter refrigerator (mother’s room)

4	Miscellaneous chairs

Notes:	All offices and conference rooms have wall talkers – white boards that are painted on the wall